UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2020

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ALIGN TECHNOLOGY INC

(Exact name of registrant as specified in its charter)

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Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2820 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 470-1000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced on November 18, 2020, Align Technology, Inc. (“Align”) is holding a virtual Investor Day today, November 23, 2020. During the virtual Investor Day, members of Align’s executive management team will make presentations regarding Align, its historical and future business activities, strategies, markets, financial performance and other topics relevant to its business. The presentations will be webcast live via the Investor Relations section of Align's website at http://investor.aligntech.com.

Presentation slides will be made available prior to or concurrently with the management virtual presentations in the investor relations section of Align’s website at investor.aligntech.com and an archived replay will remain on the website for approximately three months.

In advance of the event, Align issued a press release relating to matters to be discussed at the event on November 23, 2020. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. dated November 23, 2020 entitled, “Align Technology Hosts 2020 Virtual Investor Day”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Form 8-K, the furnished press release and the Investor Day presentations and replays of the event referred to herein contain forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “intends,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the markets for Align’s products, its beliefs concerning the digital transformation of dentistry and Align’s strategic priorities, its business momentum, products and product mix, the COVID-19 pandemic and its impacts on Align’s business and results of operations, Align’s expectations for digital adoption in dentistry and the potential impact of its products in the transition, and Align’s expectations for investments in its business, including sales, marketing, development and manufacturing. Forward-looking statements relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement.

Risks relating to the matters discussed above are detailed in Align’s press release and Investor Day presentations and are in addition to other risks detailed from time to time by Align in its periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission (SEC) on February 28, 2020 and its latest Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which was filed with the SEC on October 30, 2020. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY INC

Date: November 23, 2020	By:	/s/ John F. Morici
John F. Morici
Chief Financial Officer and Senior Vice President, Global Finance

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Align Technology, Inc. dated November 23, 2020 entitled, “Align Technology Hosts 2020 Virtual Investor Day”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)